UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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[ ]	Preliminary information statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]	Definitive information statement

NORTH AMERICAN ENERGY RESOURCES, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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[ ]	Fee paid previously with preliminary materials.

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NORTH AMERICAN ENERGY RESOURCES, INC.

10624 South Eastern Avenue, Suite A-910

Henderson, Nevada 89052

NOTICE OF STOCKHOLDER ACTION TAKEN BY WRITTEN CONSENT

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the Board of Directors (“Board”) and the holder of the majority voting power of the North American Energy Resources, Inc. (“Company”) upon written consent in lieu of a special; meeting of the stockholders, has approved an amendment to the Company’s Certificate of Incorporation to change the Company’s name to KSIX Media Holdings, Inc.

The accompanying Information Statement (“Information Statement”), which describes the proposed name change in more detail and provides our stockholders with other important information, is being furnished pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) and the rules and regulations thereunder. Pursuant to the Nevada Business Corporation Act, our Articles of Incorporation and our Bylaws, stockholder action may be taken by written consent with a meeting of the stockholders. The written consent of a majority of the outstanding shares of our Common Stock is sufficient to approve the proposed name change.

Your consent regarding the proposed name change is not required and is not being solicited in connection with this corporate action. The Information Statement will serve as notice pursuant to the Exchange Act of the approval by written consent of a majority approval of our stockholders with respect to the name change. We will mail the Information Statement to all of our stockholders on or about June 10, 2015 to stockholders of record as of May 4, 2015.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors

/s/ Carter Matzinger
President and Chief Executive Officer

June 10, 2015

NORTH AMERICAN ENERGY RESOURCES, INC.

10624 South Eastern Avenue, Suite A-910

Henderson, Nevada 89052

Information Statement Pursuant to Section 14C

Of the Securities Exchange Act of 1934

June 10, 2015

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

To the Holders of Common Stock of North American Energy Resources, Inc. (the “Company”):

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to provide notice to record holders of shares of our Common Stock (“Shareholders”) as of the close of business on the record date of May 4, 2015.

This information statement provides notice that the Board has recommended, and holders of a majority of the voting power of our outstanding common stock have voted, to approve the following items:

●	Authorization to the Board to amend the Certificate of Incorporation (“Certificate of Incorporation”) to change the name of the Company to KSIX Media Holdings, Inc. and restate the Company’s Certificate of Incorporation accordingly.

This Information Statement describes, in more detail, the action being taken and the circumstances surrounding the Board’s recommendation of the actions. The action will become effective as of the filing of the amendment to the Company’s Certificate of Incorporation with the Nevada Secretary of State.

The Company will bear the expenses relating to this Information Statement, including expenses in connection with preparing and mailing this information statement and all documents that now accompany or may in the future supplement it.

Only one Information Statement is being delivered to multiple shareholders sharing an address, unless the Company has received contrary instructions from one or more of the shareholders. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement was delivered. You may make a written or oral request by sending a written notification to the Company’s principal executive offices stating your name, your shared address and the address to which the Company should direct the additional copy of the Information Statement or by calling the Company’s principal executive offices. If multiple shareholders sharing an address have received one copy of this information statement and would prefer the Company mail each shareholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to shareholders at the shared address, notification of that request may also be made by mail or telephone call to the Company’s principal executive offices.

The Information Statement is being provided to you for informational purposes only. Your vote is not required to approve the action described above. As such, we are not asking for a Proxy and you are requested not to send a Proxy.

This Information Statement does not relate to an annual meeting or special meeting in lieu of an annual meeting. You are not being asked to send a proxy and you are requested not to send one. The approximate mailing date of this information statement is June 10, 2015.

We appreciate your continued interest in North American Energy Resources, Inc.

Very truly yours,

/s/ Carter Matzinger
Carter Matzinger
Chairman, President, Chief Executive Officer and Chief Financial Officer

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INFORMATION STATEMENT

NORTH AMERICAN ENERGY RESOURCES, INC.

10624 South Eastern Avenue, Suite A-910

Henderson, Nevada 89052

INTRODUCTION

Chapter 78 of the Nevada Revised Statutes (N.R.S.) Section 320(2) states that unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

BOARD MEETING

The Board of the Company determined that it was in the best interest of the Company and its shareholders to change the name of the Company to KSIX Media Holdings, Inc. Pursuant to N.R.S. 78.320(2), the holders of a majority of the voting power of the Company’s outstanding Common Stock have voted to approve the recommendation of the Board. This Information Statement is being provided to shareholders to inform them of the circumstances surrounding and the reasons for the actions being taken.

This Information Statement contains a brief summary of the material aspects of the change of Company Name as approved by the Board of North American Energy Resources, Inc. (the “Company,” “we,” “our,” or “us”) and the controlling shareholder who holds a majority of the voting capital stock of the Company.

In accordance with the foregoing, we will mail the Notice of Stockholder Action by Written Consent on or about June 10, 2015.

NAME CHANGE AMENDMENT

Our Board of Directors and the holder of the majority of the Company voting power have approved an amendment to our Certificate of Incorporation to change our name to “Ksix Media Holdings, Inc.” The name change is being effected as a result of the Share Exchange Agreement dated April 24, 2015 between the Company, KSIX Media, Inc. and shareholders of KSIX Media, Inc. pursuant to which the Company acquired all of the issued and outstanding capital stock of KSIX Media, Inc. The new name will better reflect the Company’s new business of operating a diverse advertising network which was described in detail in the Company’s 8K report filed with the Securities and Exchange Commission on May 4, 2015.

In accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, the proposed name change cannot be effected until at least twenty (20) calendar days following the mailing of this Information Statement to our stockholders. The amendment to our Certificate of Amendment to effectuate the name change will become effective for state law purposes on the date the amendment is filed with the Nevada Secretary of State which we anticipate will be June 30, 2015. However, in order to effectuate the name change with OTC Markets Group, Inc., we will need to submit a notice of the amendment to FINRA who must approve the new corporate name and issue a new trading symbol. The FINRA approval process typically takes one to two weeks. Since our Common Stock is quoted on the OTC Markets Group Pink tier, we can request, but not reserve, a new trading symbol. FINRA will select the new trading symbol and will only grant a requested trading symbol if it believes that requested trading symbol is available. At this time, we have not decided on the trading symbol we intend to request.

DISSENTER’S RIGHTS

The Nevada Business Corporations Act does not provide for dissenter’s rights of appraisal in connection with the name change amendment.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Although shareholders are not being asked to approve or disapprove or otherwise vote on any matter discussed in this information statement, the following generally describes voting rights of shareholders. As of the record date, May 5, 2015, there are 31,114,812 shares of common stock outstanding. Each share represents one vote.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table indicates all persons who, as of May 4, 2015, the record date, are known by us to own beneficially more than 5% of any class of our outstanding voting securities. As of May 4, 2015, there were 31,114,812 shares of our Common Stock outstanding. Except as otherwise indicated below, to the best of our knowledge, each person named in the table has sole voting and investment power with respect to the securities beneficially owned by them as set forth opposite their name. Warrants have not been included as they are in process of being cancelled.

Title of Class	Name and Address of Beneficial Owner	Title of Beneficial Owner	Amount and Nature of Beneficial Owner	% of Class
Common	Carter Matzinger 10624 S. Eastern, Suite A-910 Henderson, NV 89052	President, Chief Executive Officer, and Chairman	24,778,761	79.64%

Common	Clinton W. Coldren 1535 Soniat Street New Orleans, LA 70115	Director	1,779,599	5.72%

SECURITY OWNERSHIP OF MANAGEMENT

The following table indicates the beneficial ownership of our voting securities of all directors of the Company and all executive officers who are not directors of the Company, and all officers and directors as a group, as of May 4, 2015 the record date. As of May 4, 2015, there were 31,114,812 shares of our Common Stock outstanding. Except as otherwise indicated below, to the best of our knowledge, each person named in the table has sole voting and investment power with respect to the securities beneficially owned by them as set forth opposite their name. Warrants have not been included as they are in process of being cancelled.

Title of Class	Name and Address of Beneficial Owner	Title of Beneficial Owner	Amount and Nature of Beneficial Owner	% of Class
Common	Carter Matzinger 10624 S. Eastern, Suite A-910 Henderson, NV 89052	President, Chief Executive Officer, and Chairman	24,778,761	79.64%

Common	Ted D. Campbell II 120 South Crockett Street Sherman, TX 75090	Director	619,469	1.99%

Common	Clinton W. Coldren 1535 Soniat Street New Orleans, LA 70115	Director	1,779,599	5.72%

Common	Alan Rosenthal 10624 S. Eastern, Suite A-910 Henderson, NV 89052	Director	805,300	2.59%

NOTE: (1) Alan Rosenthal is the beneficial owner of 805,300 shares of the common stock of the Company which are currently held by 360 Digital, LLC, a Nevada limited liability company, a shareholder of the Company.

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INTERESTS OF CERTAINS PERSONS IN OR OPPOSITION TO

THE MATTERS TO BE ACTED UPON

None of the persons who have served as our officers and directors since the beginning of our fiscal year have any substantial interest, direct or indirect, in the proposed name change amendment, other than the interests held by each such person through their respective beneficial ownership of the shares of our capital stock. None of our directors opposed the name change amendment.

ADDITIONAL INFORMATION

THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K AND ITS MOST RECENT QUARTERLY REPORT ON FORM 10-Q TO A SHAREHOLDER, UPON REQUEST TO CARTER MATZINGER, 10624 S. EASTERN, SUITE A-910, HENDERSON, NV 89052, BY FIRST CLASS MAIL, OR BY CALLING 702-701-8020, WITHIN THREE BUSINESS DAYS OF RECEIPT OF THE REQUEST.

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